SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2003
Date of Report
(Date of earliest event reported)

NASTECH PHARMACEUTICAL COMPANY INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-13789 (Commission File No.)	11-2658569 (IRS Employer Identification Number)

3450 Monte Villa Parkway
Bothell, Washington 98021
(Address of Principal Executive Offices)

425-908-3600
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

     On January 24, 2003, Nastech Pharmaceutical Company Inc. entered into a Divestiture Agreement with Pharmacia & Upjohn Company. This transaction was initially reported on a Current Report on Form 8-K dated January 24, 2003. This Amendment is being filed to amend Item 7(c) thereto as set forth below.

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

10.1*	Divestiture Agreement dated as of January 24, 2003 between the registrant and Pharmacia & Upjohn Company

*	Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2003	NASTECH PHARMACEUTICAL COMPANY INC.

	By:	/s/ Gregory L. Weaver

Gregory L. Weaver Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1*	Divestiture Agreement dated as of January 24, 2003 between the registrant and Pharmacia & Upjohn Company

*	Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.